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                                                                   Exhibit 10.16

                            CORNERSTONE BRANDS, INC.

                              AMENDED AND RESTATED
                              --------------------
                             REGISTRATION AGREEMENT
                             ----------------------


     THIS AMENDED AND RESTATED REGISTRATION AGREEMENT is made as of August 25, 1998, by and among Cornerstone Brands, Inc. (the "Company"), a Delaware corporation, and The Cornerstone Brands Group, Inc., a Delaware corporation formerly known as The International Cornerstone Group, Inc. ("Oldco"), Madison Dearborn Capital Partners, L.P., a Delaware limited partnership ("MDCP"), Chase Venture Capital Associates, L.P., a California Limited Partnership ("CVCA"), and the Persons listed on Schedule A (hereinafter collectively referred to as the
                      ----------
"Other Stockholders").

     WHEREAS, the Registration Agreement was originally entered into among the Company, MDCP and certain of the Other Stockholders on September 13, 1995;

     WHEREAS, such Registration Agreement was subsequently amended on November 15, 1995, January 31, 1996, July 28, 1997, August 13, 1997 and June 18,
1998 (as amended, the "Original Agreement");

     WHEREAS, on the date hereof, the Company and Oldco consummated a merger pursuant to an Agreement and Plan of Merger, as a result of which merger the former stockholders of Oldco received shares of stock of the Company;

     WHEREAS, Oldco assigned to the Company, and the Company assumed, Oldco's obligations under the Original Agreement; and

     WHEREAS, the parties to the Original Agreement desire to further amend the Original Agreement and to reflect such assignment and assumption, and to restate and integrate into a single instrument the terms of the Original Agreement and the amendments thereto, including the amendments set forth herein;

     NOW THEREFORE, the parties hereby amend and restate the Original Agreement to read in its entirety as follows:

     1.   Demand Registrations.
          ---------------------

          (a)  Request for Registration.
               -------------------------

          (i) At any time after June 30, 1999, or such earlier time as the Company has completed a public offering of its equity securities registered under the Securities Act of 1933, as amended (the "Securities Act"), the holders of at least 51% of the Investor Registrable Securities (the "Initiating Holders") may request registration under the Securities Act of all or any portion of their Registrable
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Securities on Form S-1 or any similar long-form registration ("Long-Form
Registrations"), and the holders of at least 25% of the Investor Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"), if available. All registrations requested pursuant to this paragraph 1(a)(i) and paragraph 1(a)(ii) below are referred to herein as "Demand Registrations." Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to paragraph 1(d) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (ii) At any time after June 30, 1999, if the Company has not, at such time of the request, completed a public offering of its equity securities registered under the Securities Act, the holders of at least 51% of the S&N Registrable Securities may request a Long-Form Registration under the Securities Act of all or any portion of the S&N Registrable Securities. The registration requested pursuant to this paragraph 1(a)(ii) is referred to herein as the "S&N Demand Registration." A request for the S&N Demand Registration shall specify the approximate number of S&N Registrable Securities requested to be registered and the anticipated per share price range for such offering if reasonably determinable by the holders requesting the S&N Demand Registration. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to paragraph 1(d) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b)  Long-Form Registrations.
               ------------------------

          (i) The holders of Investor Registrable Securities shall be entitled to request four Long-Form Registrations pursuant to Section 1(a)(i) (of which one such Long-Form Registration shall be exercisable at the request of the holders of a majority of the Chemical Registrable Securities; provided that the Common Stock is then publicly traded on any national securities exchange or quoted on the NASDAQ System), and the Company shall pay all Registration Expenses in connection therewith; provided that the gross proceeds payable to the holders requesting such registration from any such offering shall equal at least $10,000,000 or the holders requesting such registration shall have requested registration of at least one-third of their Registrable Securities.
A registration shall not count as one of the four permitted Long-Form Registrations until it has become effective, and no registration

                                       2
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shall count as one of the four permitted Long-Form Registrations unless the holders of Investor Registrable Securities are able to register and sell at least 80% of the Registrable Securities included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated pursuant to Section 1(a)(i) as a Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Long-Form Registrations. All Long-Form Registrations initiated pursuant to Section 1(a)(i) shall be underwritten registrations.

          (ii) The holders of S&N Registrable Securities shall be entitled to request one Long-Form Registration pursuant to Section 1(a)(ii) and the Company shall pay all Registration Expenses in connection therewith. A registration shall not count as the Long-Form Registration pursuant to Section 1(a)(ii) and this Section 1(b)(ii) until it has become effective, and unless the holders of S&N Registrable Securities are able to register and sell at least 80% of the S&N Registrable Securities included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated pursuant to Section 1(a)(ii) as a Long-Form Registration whether or not it has become effective and whether or not such registration has counted as the Long-Form Registration. A Long-Form Registration initiated pursuant to Section 1(a)(ii) shall be an underwritten registration.

          (c) Short-Form Registrations.  In addition to the Long-Form
              -------------------------
Registrations provided pursuant to paragraph 1(b), the holders of Investor Registrable Securities and the holders of S&N Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses; provided that the gross proceeds from any such offering shall equal at least $1,000,000. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use reasonable efforts to make Short-Form Registrations available for the sale of Registrable Securities. Notwithstanding any other provision hereof, the holders of Registrable Securities shall not be entitled to request more than two Short-Form Registrations in any twelve-month period.

          (d) Priority on Demand Registrations.  The Company shall not include
              ---------------------------------
in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least 66-2/3% of the Investor Registrable Securities. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities included in such registration, the Company shall include in such registration, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable

                                       3
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Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder; provided, however, that if the Demand Registration has been requested for the purpose of conducting the initial public offering of the Company's equity securities registered under the Securities Act, the Company shall include in such registration (A) first, such number of Registrable Securities requested to be included in such registration which are held by the S&N Holders, up to that number of Registrable Securities which results in gross proceeds payable to the S&N Holders of $30,000,000,
(B) second, the Registrable Securities (other than the Registrable Securities held by the S&N Holders) requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (C) third, other securities requested to be included in such registration.

          (e) Restrictions on Demand Registrations.  The Company shall not be
              -------------------------------------
obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration or Piggyback Registration.

          (f)  Selection of Underwriters.
               --------------------------

          (i) The holders of a majority of the Registrable Securities included in any Demand Registration, other than the S&N Demand Registration, shall have the right to select the investment banker(s) and managers(s) to administer the offering, subject to the Company's approval, which shall not be unreasonably withheld.

          (ii) The holders of a majority of the S&N Registrable Securities included in the S&N Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, provided, however, that such investment banker(s) and manager(s) are among the firms listed on Schedule B hereto (a "Pre-approved Underwriter"). In the event that
          ----------
after contacting each of the firms listed on Schedule B hereto the services of a
                                             ----------
Pre-approved Underwriter are not secured by the S&N Holders initiating the S&N Demand Registration pursuant to Section 1(a)(ii) within 120 days of the Company receiving the request from such S&N Holders, then at the end of such 120-day period such S&N Holders may select any investment banker(s) and manager(s) to administer the offering, subject to the Company's approval, which shall not be unreasonably withheld.

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          (g) Other Registration Rights.  Except as provided in this Agreement,
              --------------------------
the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of at least 66-2/3% of the Registrable Securities; provided that the Company may grant rights to other Persons to participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations as provided in paragraphs 2(c) and 2(d) hereof.

          (h) Registration of Merger Shares.  At any time after one year from
              ------------------------------
the date the Company has completed a public offering of its Common Stock registered under the Securities Act, the holders of a majority of the Merger Shares owned of record by the Weeks Stockholders may request that the Company file with the Securities and Exchange Commission (the "SEC") a single registration statement on Form S-2 or S-3 (the "Weeks Stockholder Registration Statement") covering the resale to the public by the Weeks Stockholders of such number of Merger Shares (if any) as is equal to (i) the aggregate number of Merger Shares owned of record by the Weeks Stockholders (including Merger Shares to be included in the Weeks Stockholder Registration Statement) less (ii) 5% of the total number of outstanding shares of Common Stock; provided that, at the time of such request, the MDCP, CVCA and their respective permitted transferees, if any, beneficially own in the aggregate less than 60% of the aggregate number of shares of Investor Registrable Securities held by MDCP and CVCA at the time of the issuance of the Merger Shares (as such number may be adjusted from time to time with respect to any subdivision or combination of the Common Stock affecting the Stockholder Shares but not taking into account any adjustment pursuant to Section 6J of the Company's Certificate of Incorporation in the number of shares of Conversion Stock (as defined therein)). The Merger Shares to be included in the Weeks Stockholder Registration Statement shall be allocated pro rata among the Weeks Stockholders based on the number of Merger Shares owned at such time by each Weeks Stockholder. Notwithstanding any conflicting provision in this Registration Agreement, (i) the Weeks Stockholder Registration Statement shall be considered a "Demand Registration" and not a "Piggyback Registration" (as defined below) and the Company shall not include in the Weeks Stockholder Registration Statement shares held by any Person other than the Weeks Stockholders, without the written consent of the Weeks Stockholders and (ii) the Company shall not be required to include in the Weeks Stockholder Registration Statement any Merger Shares held by a Weeks Stockholder who is not then an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act (unless such Merger Shares are also deemed to be owned, for purposes of Rule 144, by a Weeks Stockholder who is an affiliate of the Company), and shall not be required to file the Weeks Stockholder Registration Statement if none of the Weeks Stockholders are affiliates of the Company within the meaning of such Rule 144. A registration shall not be considered a Weeks Stockholder Registration Statement until it has become effective, and no registration statement shall be counted as a Weeks Stockholder Registration Statement if the Company causes such

                                       5
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registration statement to be withdrawn or suspended and, as a result of which, the Weeks Stockholders are unable to sell at least 80% of the Merger Shares requested to be included in such registration statement; provided, however, that the Company shall be responsible for all registration expenses incurred in connection with any registration statement initiated as a Weeks Stockholder Registration Statement whether or not it become effective and whether or not such registration statement is counted as a Weeks Stockholder Registration Statement. The Weeks Stockholder Registration Statement shall be an underwritten registration. Sections 4, 5 and 6 of this Registration Agreement shall apply to any Weeks Stockholder Registration Statement as if such registration statement were a Demand Registration.

     2.   Piggyback Registrations.
          ------------------------

          (a) Right to Piggyback.  Whenever the Company proposes to register any
              -------------------
of its securities under the Securities Act, other than pursuant to a Demand Registration (a "Primary Registration") and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect a Primary Registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b) Piggyback Expenses.  The Registration Expenses of the holders of
              -------------------
Registrable Securities shall be paid by the Company in all Piggyback Registrations.

          (c) Priority on Primary Registrations.
              ----------------------------------

          (i) If a Piggyback Registration is an underwritten Primary Registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, subject to clauses (ii) and (iii) below, the Company shall include in such registration (A) first, the securities the Company proposes to sell, (B) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (C) third, other securities requested to be included in such registration.

          (ii) Notwithstanding Section 2(c)(i), if in connection with a Primary Registration which is the initial public offering of the Company's equity securities registered under the Securities Act (the "IPO") the managing underwriters of the IPO advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (A) first, the securities the Company proposes to sell and such number of Registrable Securities requested to be included in such registration which are held by the S&N Holders, up to that number of Registrable Securities which results in gross proceeds payable to the S&N Holders of $25,000,000, (B) second, the Registrable Securities (other than the Registrable Securities held by the S&N Holders) requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (C) third, other securities requested to be included in such registration; provided, however, that in the event that the managing underwriters of the IPO reduce the total number of shares to be included by the Company and the S&N Holders in the registration and, as a result of such reduction the number of shares to be included by the S&N Holders is less than the maximum number of Registrable Securities permitted by clause (A) above, then
(x) the number of shares to be sold in the IPO by the Company and by the S&N Holders will be reduced proportionately (based upon the original amount proposed to be sold by the Company and the S&N Holders) and (y) no Registrable Securities (other than Registrable Securities held by the S&N Holders) or other securities shall be included in the IPO.

          (iii) Notwithstanding Section 2(c)(i), if (A) there occurs an
S&N Demand Registration pursuant to Section 1(a)(ii) which resulted in gross proceeds payable to the S&N Holders of less than $30,000,000 (the "S&N Demand Priority Amount"), or (B) there occurs a Primary Registration which is the Company's IPO, as contemplated by Section 2(c)(ii) above, which results in gross proceeds payable to the S&N Holders of less than $25,000,000 (the "S&N IPO Priority Amount"), then the Company shall include in subsequent Piggyback Registrations which are Primary Registrations (1) first, the securities the Company proposes to sell, and such number of Registrable Securities requested to be included in such registration by the S&N Holders, up to that number of Registrable Securities which results in gross proceeds payable to the S&N Holders, when added to the aggregate gross proceeds previously paid to the S&N Holders under the S&N Demand Registration, any Primary Registration and all other Piggyback Registrations, equal to (I) the S&N Demand Priority Amount, if the event described in clause (A) above has occurred, or (II) the S&N IPO Priority Amount, if the event described in clause (B) above has occurred,
(2) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder and (3) third, other securities requested to be included in such registration.

          (d) Priority on Secondary Registrations.  If a Piggyback Registration
              -----------------------------------
is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration

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

exceeds the number which can be sold in an orderly manner in such offering within the price range of the offering, the Company shall include in such registration, (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder, and
(ii) second, other securities requested to be included in such registration.

          (e) Selection of Underwriters.  If any Piggyback Registration is an
              --------------------------
underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld.

          (f) Other Registrations.  If the Company has previously filed a
              --------------------
registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

     3.   Holdback Agreements.
          --------------------

          (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period (in the case of the Company's initial public offering) or the 90-day period (in the case of any other offering described below) beginning on the effective date of any underwritten Demand Registration, any underwritten Piggyback Registration in which Registrable Securities are included or any underwritten Primary Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree; provided that this obligation shall not be applicable to the holders of Registrable Securities unless each executive officer and director of the Company enters into an agreement upon substantially the same terms. The Company shall cause each executive officer and director of the Company to enter into such an agreement.

          (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period (in the case of any underwritten Demand Registration or any underwritten Piggyback Registration that constitutes the Company's initial public offering of securities) or the 90-day period (in the case of any other underwritten Demand Registration or underwritten Piggyback Registration) beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor forms), unless the underwriters managing the registered public offering otherwise agree, and
(ii) shall use reasonable efforts to cause each holder of at least 3% (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     4.   Registration Procedures.  Whenever the holders of Registrable
          ------------------------
Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use reasonable efforts, and in the case of the S&N Demand Registration, reasonable best efforts, to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use reasonable efforts, and with respect to the S&N Demand Registration, reasonable best efforts, to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

          (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use reasonable efforts (and with respect to S&N Registrable Securities, use reasonable best efforts) to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use reasonable efforts, and with respect to the S&N Demand Registration, reasonable best efforts, to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use reasonable efforts, and with respect to the S&N Demand Registration, reasonable best efforts, to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included; and

          (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use reasonable efforts, and with respect to the S&N Demand Registration, reasonable best efforts, promptly to obtain the withdrawal of such order.

     5.   Registration Expenses.
          ----------------------

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other

Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

          (b) In connection with each Demand Registration, other than the S&N Demand Registration, and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

          (c) In connection with the S&N Demand Registration and in connection with the Company's IPO, if S&N Registrable Securities are included therein (if such IPO is other than the S&N Demand Registration), the Company shall reimburse the holders of S&N Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the S&N Registrable Securities included in such registration, and any other holder of Registrable Securities for the reasonable fees and disbursements of each additional counsel retained by such holder for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

          (d) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

     6.   Indemnification.
          ----------------

          (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     7.   Participation in Underwritten Registration.  No Person may participate
          -------------------------------------------
in any registration hereunder which is underwritten unless such Person
(i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in paragraph 6 hereof.

     8.   Definitions.
          ------------

          (a) "Chemical Registrable Securities" means (i) any shares of Common
               -------------------------------
Stock issued or issuable upon conversion of the Series A-2 Preferred acquired by CVCA pursuant to the Purchase Agreement and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Chemical Registrable Securities, such securities shall cease to be Chemical Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then enforce). For purposes of this Agreement, a Person shall be deemed to be a holder of Chemical Registrable Securities, and the Chemical Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Chemical Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Chemical Registrable Securities hereunder.

          (b) "Common Stock" means the Company's Common Stock, par value $.001
               ------------
per share.

          (c) "GHI Shares" means the shares of Common Stock issued in partial
               ----------
consideration for the purchase of all outstanding shares of capital stock of Garnet Hill, Inc., a New Hampshire corporation ("GHI"), pursuant to the Stock Purchase Agreement dated July 28, 1997 among the Company and the stockholders of GHI.

          (d) "Investor Registrable Securities" means (i) any shares of Common
               -------------------------------
Stock issued or issuable upon conversion of the Series A Preferred and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Investor Registrable Securities, such securities shall cease to be Investor Registrable Securities when they have been distributed in the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Investor Registrable Securities, and the Investor Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Investor Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Investor Registrable Securities hereunder.

          (e) "Merger Shares" means the shares of Common Stock into which the
               -------------
outstanding shares of common stock, $1.00 par value per share, of Ballard Designs, Inc., a Georgia corporation ("BDI"), were converted pursuant to the Agreement and Plan of Merger dated April 23, 1997 among the Company, BDI and certain other parties thereto.

          (f) "Other Registrable Securities" means (i) any shares of Common
               ----------------------------
Stock issued pursuant to the Exchange Agreement dated as of September 13, 1995, between Cornerstone I and the Persons listed therein, (ii) any shares of Common Stock issued or issuable upon conversion of the Series B Preferred, the Series C Preferred or the Tracking Stock, (iii) the GHI Shares, (iv) the Merger Shares and (v) any Common Stock issued or issuable with respect to the securities referred to in clauses (i), (ii), (iii), or (iv) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Other Registrable Securities, such securities shall cease to be Other Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Other Registrable Securities, and the Other Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Other Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Other Registrable Securities hereunder.

          (g) "Purchase Agreement" means the Series A Preferred Stock Purchase
               ------------------
Agreement, dated September 13, 1995, as amended on November 15, 1995 and January 31, 1996, among Oldco, MDCP, CVCA and certain other parties thereto.

          (h) "Registrable Securities" means the Chemical Registrable
               ----------------------
Securities, Investor Registrable Securities, S&N Registrable Securities and Other Registrable Securities. Notwithstanding the foregoing, securities of the Company shall cease to be Registrable Securities if (i) the Company has been subject to the reporting requirements under Section 13 of the Securities Exchange Act of 1934 for at least six months, or (ii) the total amount of securities of the Company held by such holder represents less than 1% of the outstanding shares of Common Stock of the Company.

          (i) "Reorganization Agreement" means the Agreement and Plan of
               ------------------------
Reorganization, dated as of August __, 1998, by and among the Company, Fred E. Kamgar, Moira E. Kamgar, Robert M. Perkowitz and certain other parties thereto.

          (j) "Series A Preferred" means the Company's Series A Convertible
              -------------------
Preferred Stock, par value $.01 per share, issued pursuant to the Purchase Agreement.

          (k) "Series B Preferred" means the Company's Series B Convertible
               ------------------
Preferred Stock, par value $.01 per share, issued pursuant to that certain First Amended and Restated Purchase Agreement dated as of September 13, 1995 (the "Frontgate Purchase Agreement") among Oldco, The Cornerstone Brands Group, Inc., Cinmar L.P., Cinmar, Inc. and the other Persons listed on the signature pages thereto.

          (l) "Series C Preferred" means the Company's Series C Convertible
               ------------------
Preferred Stock, par value $0.1 per share, issued pursuant to the Frontgate Purchase Agreement.

          (m) "S&N Holders" means Fred E. Kamgar, Moira E. Kamgar and Robert M.
               -----------
Perkowitz.

          (n) "S&N Registrable Securities" means (i) any shares of Common Stock
               --------------------------
issued to the S&N Holders pursuant to the Reorganization Agreement and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular S&N Registrable Securities, such securities shall cease to be S&N Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then enforce). For purposes of this Agreement, a Person shall be deemed to be a holder of S&N Registrable Securities, and the S&N Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such S&N Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of S&N Registrable Securities hereunder.

          (o) "Tracking Stock" means the Company's Common Stock, designated as
               --------------
Tracking Stock-Series 1.

          (p) "Weeks Stockholders" means Helen Ballard Weeks, A. Ray Weeks, Jr.
               ------------------
and the ARW Family Trust.

          (q) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement.


     9.   Miscellaneous.
          --------------

          (a) No Inconsistent Agreements.  The Company shall not hereafter enter
              ---------------------------
into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b) Adjustments Affecting Registrable Securities.  The Company shall
              ---------------------------------------------
not take any action, or permit any change to occur, with respect to its securities which would materially adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          (c) Remedies.  Any Person having rights under any provision of this
              ---------
Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity or competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (d) Amendments and Waivers.  Except as otherwise provided herein, the
              -----------------------
provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least 66 2/3% of the Registrable Securities; provided that (i) the provisions of paragraph 1 hereof may not be amended without the prior written consent of the holders of at least 75% of the holders of the Investor Registrable Securities, (ii) no provision of this Agreement may be amended to treat any holder of Investor Registrable Securities or Other Registrable Securities differently than any other such holder and (iii) no provision of this Agreement relating to the S&N Holders or the S&N Registrable Securities may be amended in a manner which would have a disproportionate adverse effect on the S&N Holders without the prior written consent of the holders of at least 51% of the S&N Registrable Securities. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          (e) Successors and Assigns.  All covenants and agreements in this
              -----------------------
Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

          (f) Severability.  Whenever possible, each provision of this Agreement
              -------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (g) Counterparts.  This Agreement may be executed simultaneously in
              -------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (h) Descriptive Headings.  The descriptive headings of this Agreement
              ---------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          (i) Governing Law.  The corporate law of the State of Delaware shall
              --------------
govern all issues and questions concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to any choice of law or conflict of law rules or provisions (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Massachusetts.

          (j) Notices.  All notices, demands or other communications to be given
              --------
or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each holder of Registrable Securities at the address indicated in the Company's records and to the Company at the address indicated below:

               Cornerstone Brands, Inc.
               600 Atlantic Avenue
               Suite 2800
               Boston, Massachusetts  02110
               Attention:  President

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          (k) Joinder.   Any purchaser of Registrable Securities may become a
              ---------
party to this Agreement upon execution and delivery of a joinder agreement between such purchaser and holders of at least 66-2/3% of the Registrable Securities.

          (l) MDCP, CVCA and the Other Stockholders, Oldco and the Company hereby acknowledge that (i) this Agreement reflects the assignment by Oldco to the Company of Oldco's obligations under the Original Agreement, and the assumption by the Company of Oldco's obligations under the Original Agreement and (ii) all of the agreements contained in the Original Agreement, as amended and restated hereby, relate solely to shares of capital stock of the Company, and not to shares of capital stock in Oldco, and hereby consent to all such transactions and hereby release Oldco from any and all obligations under the Original Agreement.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                         CORNERSTONE BRANDS, INC.


                         By:  /s/ Donald J. Steiner
                              ---------------------
                              Donald J. Steiner, Vice Chairman and
                              Founder


                         THE CORNERSTONE BRANDS GROUP, INC.

                         By:  /s/ Donald J. Steiner
                              ---------------------
                              Donald J. Steiner, Vice Chairman and
                              Founder








        [Signature Page to Amended and Restated Registration Agreement]

                         MADISON DEARBORN CAPITAL PARTNERS, L.P.

                         By:  Madison Dearborn Partners, L.P.
                              Its:  General Partner


                              By:  Madison Dearborn Partners, Inc.
                              Its:  General Partner


                              By:  /s/ Benjamin Chereskin
                                   ----------------------
                              Its:  Managing Director


                         CHASE VENTURE CAPITAL ASSOCIATES, L.P.


                         By:  /s/ Stephen P. Murray
                              ---------------------
                         Its: General Partner


                         /s/ Donald J. Steiner
                         ---------------------
                         DONALD J. STEINER


                         D&M STEINER FAMILY LIMITED PARTNERSHIP


                         By:  /s/ Donald J. Steiner
                              ---------------------
                              Donald J. Steiner, General Partner




        [Signature Page to Amended and Restated Registration Agreement]

                         /s/ William T. End
                         ------------------
                         WILLIAM T. END



                         W.T.E. FAMILY LIMITED PARTNERSHIP



                         By:  /s/ William T. End
                              ------------------
                              William T. End, General Partner



                         /s/ Mark Fasold
                         ---------------
                         MARK FASOLD



                         CORY B. FASOLD 1996 IRREVOCABLE TRUST



                         By:  /s/ Mark Fasold
                              ---------------
                              Mark Fasold, Trustee



                         BRETT W. FASOLD 1996 IRREVOCABLE TRUST



                         By:  /s/ Mark Fasold
                              ---------------
                              Mark Fasold, Trustee



        [Signature Page to Amended and Restated Registration Agreement]

                         COLLEEN J. FASOLD 1996 IRREVOCABLE TRUST



                         By:  /s/ Mark Fasold
                              ---------------
                              Mark Fasold, Trustee


                         BOSTON CAPITAL VENTURES II, LIMITED
                         PARTNERSHIP

                         By:  Boston Capital Partners II
                         Its: General Partner

                         By:  Boston Capital Partners
                         Its: General Partner

                         By:  /s/ H. J. von der Goltz
                              -----------------------
                         Its: General Partner



                         BOSTON CAPITAL VENTURES III, LIMITED
                         PARTNERSHIP

                         By:  Boston Capital Partners III
                         Its:  General Partner

                         By:  BD Partners
                         Its: General Partner

                         By:  /s/ H. J. von der Goltz
                              -----------------------
                         Its: General Partner


                         /s/ Thomas G. Stemberg
                         ----------------------
                         THOMAS G. STEMBERG




        [Signature Page to Amended and Restated Registration Agreement]

                         /s/ Ned Levine
                         --------------
                         NED LEVINE


                         /s/ H. J. von der Goltz
                         -----------------------
                         H. JOHAN VON DER GOLTZ


                         /s/ John A. O'Steen
                         -------------------
                         JOHN A. O'STEEN


                         /s/ John A. O'Steen
                         -------------------
                         JOHN A. O'STEEN, AS CUSTODIAN FOR DAVID A. O'STEEN UNDER THE OHIO UNIFORM TRANSFER TO MINORS ACT-21


                         /s/ John A. O'Steen
                         -------------------
                         JOHN A. O'STEEN, AS CUSTODIAN FOR J. PATRICK O'STEEN UNDER THE OHIO UNIFORM ACT TRANSFER TO MINORS ACT-21


                         /s/ John A. O'Steen
                         -------------------
                         JOHN A. O'STEEN, AS TRUSTEE OF FIRSTCINCO
                         FBO JOHN A. O'STEEN TR U/A DTD 11/10/95


                         /s/ Paul D. Tarvin
                         ------------------
                         PAUL D. TARVIN



                         ________________________________________________
                         JERRY L. RUYAN





        [Signature Page to Amended and Restated Registration Agreement]

                         /s/ S. William Miller
                         ---------------------
                         S. WILLIAM MILLER



                         /s/ Robert Guiher
                         -----------------
                         ROBERT GUIHER



                         /s/ Mark Dawes
                         --------------
                         MARK DAWES




                         MONTGOMERY ASSOCIATES, 1992 L.P.


                         By:  /s/ Jack Levin
                              --------------
                         Its: Authorized Signatory



                         DOMINION INCOME MANAGEMENT PROFIT SHARING


                         By:  /s/ Andre Evans
                              ---------------
                         Its: Trustee


                         /s/ Walter Bernheimer
                         ---------------------
                         WALTER BERNHEIMER


                         /s/ Geoffrey Scott Rehnert
                         --------------------------
                         GEOFFREY SCOTT REHNERT





        [Signature Page to Amended and Restated Registration Agreement]

                         /s/ James B. Hamblin
                         --------------------
                         JAMES B. HAMBLIN


                         /s/ Alice H. Williams
                         ---------------------
                         ALICE H. WILLIAMS


                         /s/ Helen Ballard Weeks
                         -----------------------
                         HELEN BALLARD WEEKS


                         /s/ Robert Heazel
                         -----------------
                         ESTATE OF GLADNEY HEAZEL


                         /s/ A. Ray Weeks, Jr.
                         ---------------------
                         A. RAY WEEKS, JR.

                         THE ARW FAMILY TRUST


                         By:  /s/ Forrest W. Robinson
                              -----------------------
                              Trustee


                         /s/ John Walter
                         ---------------
                         JOHN WALTER


                         /s/ Fred E. Kamgar
                         ------------------
                         FRED E. KAMGAR


                         /s/ Moira E. Kamgar
                         -------------------
                         MOIRA E. KAMGAR






        [Signature Page to Amended and Restated Registration Agreement]

                         /s/ Robert M. Perkowitz
                         -----------------------
                         ROBERT M. PERKOWITZ

































        [Signature Page to Amended and Restated Registration Agreement]

                         THE JAMES B. HAMBLIN QUALIFIED ANNUITY TRUST - 1998 U/I DATED JUNE 19, 1998

                         BY:  /s/ James B. Hamblin
                              --------------------
                              TRUSTEE


                         THE CAROLYN C. HAMBLIN QUALIFIED ANNUITY TRUST - 1998 U/I DATED JUNE 19, 1998

                         BY:  /s/ James B. Hamblin
                              --------------------
                              TRUSTEE








        [Signature Page to Amended and Restated Registration Agreement]

                         THE BRADFORD C. WILLIAMS QUALIFIED ANNUITY TRUST - 1998

                         BY:  /s/ Bradford C. Williams
                              ------------------------
                              /s/ Alice H. Williams
                              ---------------------
                              TRUSTEES


                         THE ALICE H. WILLIAMS QUALIFIED ANNUITY TRUST - 1998

                         BY:  /s/ Alice H. Williams
                              ---------------------
                              /s/ Bradford C. Williams
                              ------------------------
                              TRUSTEES







        [Signature Page to Amended and Restated Registration Agreement]

                                  SCHEDULE A
                                  ----------

Donald J. Steiner

D&M Steiner Family Limited Partnership

William T. End

W.T.E. Family Partnership

Mark Fasold

Cory B. Fasold 1996 Irrevocable Trust

Brett W. Fasold 1996 Irrevocable Trust

Colleen J. Fasold 1996 Irrevocable Trust

Boston Capital Ventures II, Limited Partnership

Boston Capital Ventures III, Limited Partnership

Thomas G. Stemberg

Ned Levine

H. Johan von der Goltz

John A. O'Steen

John A. O'Steen, as Custodian for David A. O'Steen under the Ohio Uniform Transfer to Minors Act-21

John A. O'Steen as Custodian for J. Patrick O'Steen under the Ohio Uniform Transfer to Minors Act-21

John A. O'Steen, as Trustee of Firstcinco FBO John A. O'Steen TR
U/A DTD 11/10/95


Paul D. Tarvin

Jerry L. Ruyan

S. William Miller

Robert Guiher

Mark Dawes

Montgomery Associates, 1992 L.P.

Dominion Income Management Profit Sharing

Walter Bernheimer

Geoffrey Scott Rehnert

James B. Hamblin

The James B. Hamblin Qualified Annuity Trust - 1998 U/i Dated June 19, 1998

The Carolyn C. Hamblin Qualified Annuity Trust - 1998 U/i Dated June 19, 1998

Alice H. Williams

The Bradford C. Williams Qualified Annuity Trust - 1998

The Alice H. Williams Qualified Annuity Trust - 1998

Helen Ballard Weeks

Estate of Gladney Heazel

A. Ray Weeks, Jr.

The ARW Family Trust

John Walter

Fred E. Kamgar

Moira E. Kamgar

Robert M. Perkowitz

                                   SCHEDULE B
                                   ----------

Nationsbanc Montgomery Securities
Goldman Sachs
Merrill Lynch
Solomon Smith Barney
Morgan Stanley
Donaldson Lufkin Jenrette
Paine Webber
BT Alex. Brown
Credit Suisse First Boston
William Blair
Hambrecht & Quist LLC



                                      B-1